UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): April 6, 1999



                          BMJ Medical Management, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   001-13785                   65-0676079     .
         --------                   ---------                   ----------     -
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)




4800 North Federal Highway, Suite 101E, Boca Raton, Florida            33431
-----------------------------------------------------------            -----
            (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (561) 391-1311

Item 4.           Change in Registrant's Certifying Accountant.

         On March 30, 1999, Ernst & Young LLP resigned as the independent auditor of BMJ Medical Management, Inc. (the "Company") and its subsidiaries, effective as of that date.

         Ernst and Young LLP's reports on the financial statements for each of the last two years did not contain any adverse opinion or disclaimer of opinion, and were neither qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and subsequent interim period to the date hereof, there have been no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the matter in the auditor's report.

         In connection with the filing of this Form 8-K, Ernst & Young LLP was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the Commission stating whether Ernst & Young LLP agrees with the above statements. A copy of Ernst & Young LLP's letter to the Commission is attached hereto as Exhibit 16 to this Form 8-K.




Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                           16 Letter dated April 6, 1999, delivered by Ernst & Young LLP to the Securities and Exchange Commission.


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


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BMJ Medical Management, Inc.



Dated:   April 6, 1999              By:     /s/ DAVID H.FATER
                                            -----------------
                                                David H. Fater
                                                Executive Vice-President and
                                                Chief Financial Officer








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